Exhibit 99.1

Targeting Metabolic Dysfunction with Novel Therapies to Treat NASH, Acne and Cancer January 202 4

Forward Looking Statements 2 This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictions. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others: the clinical development and therapeutic potential of denifanstat or any other drug candidates we may develop; our ability to advance drug candidates into and successfully complete clinical trials , the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later - stage clinical trials; that unfavorable new clinical trial data may emerge in other clinical trials of denifanstat , including Phase 3 clinical trials; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities; our relationship with Ascletis , and the success of its development efforts for denifanstat ; the accuracy of our estimates regarding our capital requirements; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission and available at www.sec.gov . You should not rely on these forward - looking statements as predictions of future events. The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operate in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Dave Happel President & CEO • Cognoa: President & CEO Chrono Therapeutics: President & CEO Senior E xecutive and C ommercial roles at Horizon, Raptor, Dynavax, Chiron • M.B.A. – Indiana State University; B.A. C hemistry – Indiana University George Kemble Executive Chairman • AstraZeneca (formerly MedImmune, Aviron): SVP R esearch for B iologics & G eneral M anager of California operations, VP V accine R esearch & D evelopment for V accines • Ph.D. – Stanford University, D ept of M icrobiology & I mmunology Eduardo Martins CMO • Abbvie (formerly Allergan), Eiger BioPharmaceuticals, Gilead, Genentech, Dynavax, Intermune, SciClone • D.Phil. – University of Oxford M.D. – Federal University of Rio de Janeiro, Brazil Anthony Rimac CFO • Cognoa, ESCAPE Bio, Chrono Therapeutics, Aldea Pharmaceuticals, Adamas Pharmaceuticals, Aerovance • M.B.A. – Santa Clara University; B.A. – University of California Santa Barbara Elizabeth Rozek General Counsel • Cognoa, Basilea Pharmaceutica, US Department of Justice • J.D. – University of California Berkeley M.A. – University of California San Diego B.A. – Brown University Proven Team with Development and Commercialization Experience Across Hepatology, Metabolic Disease and Oncology 3

Sagimet Investment Highlights Critical role of FASN enzyme in NASH x Key enzyme in de novo lipogenesis – responsible for excess liver fat in NASH x FASN inhibition directly improves the 3 key drivers of NASH – liver fat, inflammation, fibrosis x Differentiated MOA to treat growing underserved patient population x FASCINATE - 2 Phase 2b positive topline results • NASH resolution without worsening of fibrosis with ≥2 - point reduction in NAS (p=0.002) • ≥2 - point reduction in NAS without worsening of fibrosis (p=0.0001) • Fibrosis improvement by ≥ 1 stage with no worsening of NASH (p=0.005) x Blood test confirms drug response x Predictive biomarkers identify likely responders x Opportunity to personalize treatment and optimize outcomes Acne x Clinical proof of concept established in Phase 1 • Positive Phase 2 topline results announced in May 2023 by Ascletis Cancer x Clinical proof of concept established in Phase 1 • Phase 3 rGBM trial enrollment for interim analysis completed in September 2023 by Ascletis Denifanstat: FASN inhibitor with compelling clinical data Precision medicine is key differentiator Strong rationale for FASN in acne and cancer Strong financial position x Upsized IPO completed in July 2023 raised $96.4 million of gross proceeds x Cash and equivalents expected to fund current operations through into the first quarter of 2025 4

Therapeutic Area Stage of Development Indication Expected Milestone / Status Preclinical Phase 1 Phase 2 Phase 3 Metabolic disease • Phase 2b successfully completed NASH - F2/F3 • Phase 1 hepatic impairment results 1Q 2024 Dermatology Acne • IND 1H 2024 filing planned • Phase 3 clinical study initiated 4 Q 2023 * Oncology Solid tumors • Patient selection and trial design in FASN - dependent tumor types ongoing Recurrent glioblastoma ( GBM ) • Phase 3 enrollment of 120 patients achieved in 3Q 2023; interim analysis planned * Development Pipeline : Indications and Clinical Milestones 5 * Trials conducted in China by Ascletis, who has licensed development and commercialization rights to all indications in Greater China TVB - 2640 TVB - 2640 TVB - 2640 (ASC40) TVB - 2640 (ASC40) TVB - 3567

NASH: A Burgeoning Epidemic • No approved drugs in U.S. or Europe • Complex disease, heterogeneous patient population • Improving regulatory clarity, but liver biopsy still required • Many molecules moved forward on weak mechanism and data • Inappropriate biomarkers for mechanism that did not translate to clinical benefit • Safety: triglyceride elevations, LDL elevations, liver injury Disease challenges Drug development challenges x Designed for once - daily, oral dosing x Rigorous and de - risked development strategy x Direct DNL inhibition demonstrated in Phase 1b x Improvements observed across biomarkers in Phase 2a x Phase 2b fully - enrolled with biopsy results expected 1Q24 x Precision medicine approach to improve patient outcomes Denifanstat Patients in 2016 1 United States 85.3 million NAFL non - alcoholic fatty liver Hepatocellular carcinoma NASH non - alcoholic steatohepatitis NASH mod - adv fibrosis F2 - F3 Cirrhosis F4 11 thousand annual cases among NAFLD population 1.4 million compensated and decompensated 17.3 million 5.7 million 1 Estes, et al. 2018; http://dx.doi.org/10.1016/j.jhep.2018.05.036 DNL = de novo lipogenesis 6

Denifanstat in NASH 7

Denifanstat: Differentiated Mechanism Believed to Target Key Drivers of NASH Adapted from Wegermann et al, Clinical Liver Disease, Vol 11, No 4, April 2018, DOI: 10.1002/cld.709 Denifanstat has independent mechanisms designed to: ඹ Block steatosis via inhibiting de novo lipogenesis in hepatocytes ය Reduce inflammation via preventing immune cell activation ර Blunt fibrosis via inhibiting stellate cell activation 8

Denifanstat: Well Tolerated at 25/50mg Doses in FASCINATE - 1 • No dose - related significant adverse events relative to placebo • No serious AEs • Majority of AEs were Grade 1; no Grade ≥3 drug - related AEs 9

FASCINATE - 2 Phase 2b Biopsy Trial Design Measuring Histological Improvement 10 FASCINATE - 2 Phase 2b trial design • Biopsy confirmed F2 - F3 NASH patients • 52 weeks, 2:1 50mg or placebo, double - blind Primary endpoints Other selected endpoints • NAS ≥2 points improvement w/o worsening of fibrosis OR • NASH resolution + NAS ≥2 improvement w/o worsening of fibrosis • Improvement in liver fibrosis ≥1 stage without worsening of NASH (Bx) • Digital AI pathology • MRI - PDFF: absolute decrease, % change from baseline, % pts ≥30% reduction from baseline (responders) AI: Artificial Intelligence, Bx; biopsy, MRI - PDFF; magnetic resonance imaging derived proton density fat fraction, NAS; NAFLD Ac tivity Score.

Primary Endpoints: Liver Biopsy Denifanstat Achieved Statistical Significance Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population. * ≥1 - point improvement in ballooning or inflammation. 11 20% 52% Placebo n=45 Denifanstat n=81 % response NAS ≥ 2 points improvement* w/o worsening of fibrosis p=0.0001 13% 36% Placebo n=45 Denifanstat n=81 % response NASH resolution + NAS ≥ 2 improvement w/o worsening of fibrosis p=0.0022

Secondary Endpoints: Liver Biopsy Denifanstat Achieved Statistical Significance 12 Resolution of NASH w/o worsening of fibrosis p= 16% 38% Placebo n=45 Denifanstat n=81 % response p=0.0021 Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population 18% 41% Placebo n=45 Denifanstat n=81 % response Improvement in liver fibrosis ≥ 1 stage w/o worsening of NASH p=0.0051

Independent Fibrosis Analysis by AI - based Digital Pathology Supporting Evidence that Denifanstat Significantly Reduced Fibrosis 13 0.10 - 0.30 Placebo n=45 Denifanstat n=81 LS mean change qFibrosis Continuous Value Change from Baseline p=0.0023 Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. LS means; least squares mean. HistoIndex platform. mITT population.

Patient Subset on Stable GLP1 - RA at Baseline: Liver Biopsy Denifanstat Improves NASH Resolution and Fibrosis 14 Resolution of NASH w/o worsening of fibrosis Improvement in liver fibrosis ≥ 1 stage w/o worsening of NASH 0% 42% Placebo n=4 Denifanstat n=12 % response 0% 42% Placebo n=4 Denifanstat n=12 % response p=0.034 p=0.103 Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population

Biomarkers of Fibrosis Denifanstat Decreased FAST Score and ELF Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population. *Baseline ELF > 9.8 (mean). 15 p= p= - 0.11 - 0.12 - 0.40 - 0.41 Week 26 Week 52 LS mean change Placebo n=22/23 Denifanstat n=32/30 ELF* Change from Baseline - 0.10 - 0.10 - 0.20 - 0.30 Week 26 Week 52 LS mean change Placebo n=42/40 Denifanstat n=76/73 FAST Change from Baseline p<0.0001 p<0.0001 p>0.05 p>0.05

Secondary Endpoint: Liver Fat by MRI - PDFF Denifanstat Achieved Statistical Significance 16 21% 65% Placebo n=38 Denifanstat n=69 % response MRI - PDFF ≥ 30% Relative Reduction, Week 52 p<0.0001 MRI - PDFF Relative Change from Baseline 5% - 8% - 25% - 31% Week 26 Week 52 LS mean change Placebo n=37/38 Denifanstat n=68/72 p=0.0008 p=0.0036 > 30% reduction: Cochran - Mantel - Haenszel Test. Relative reduction: Mixed - effects Model for Repeated Measures . mITT population

Secondary Endpoints: Liver Enzymes Denifanstat Decreased ALT and AST Levels 17 ALT Percent Change from Baseline AST Percent Change from Baseline Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population - 2.80 - 16.30 - 23.10 - 30.60 Week 26 Week 52 LS mean change Placebo n=45/43 Denifanstat n=80/80 p=0.015 p=0.030 0.00 - 12.00 - 20.60 - 26.80 Week 26 Week 52 LS mean change Placebo n=45/43 Denifanstat n=79/80 p=0.018 p=0.027

Cardiometabolic health Denifanstat Decreased LDL - c Levels 18 LDL - c* Change from Baseline p>0.05 p>0.05 Triglycerides Median values 70 90 110 130 150 170 190 210 230 250 0 4 8 13 26 39 52 TG, mg/dL Weeks Placebo Denifanstat - 1.60 - 9.10 - 12.60 - 19.10 Week 26 Week 52 Mean change, mg/dL Placebo n=27 Denifanstat n=32 mITT population. *For LDL - c, baseline > 100 mg/dL. Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance le vel. n=45 n=80 p>0.05 p>0.05

FASCINATE - 2: Safety Denifanstat was Generally Well Tolerated 19 Parameter Placebo n=56 Denifanstat N=112 Any TEAE (treatment emergent adverse event) 45 (80.4%) 96 (85.7%) TEAE related to study drug 20 (35.7%) 51 (45.5%) Most common TEAE related to study drug in ≥ 5% of patients by system organ class eye disorders 9 (16.1%) 17 (15.2%) gastrointestinal disorders 5 (8.9%) 13 (11.6%) skin and subcutaneous tissue disorders 4 (7.1%) 25 (22.3%) TEAE leading to study drug discontinuation 3 (5.4%) 22 (19.6%) TEAE with CTCAE Grade 3 (Severe) or higher* 3 (5.4%) 13 (11.6%) SAE (none related to treatment) 3 (5.4%) 13 (11.6%) Fatal TEAE 0 0 * No treatment - related AE was Grade 3 or higher

NASH Development Program 18

Progression from Phase 2b to Phase 3 Phase 2b – baseline Fibrosis stage Phase 2b – 26 weeks Non - invasive interim Phase 2b – 52 weeks Histology Will use Phase 2b results including AI pathology scores to design and power Phase 3 Primary endpoint s • NAS ≥2 improvement w/o worsening of fibrosis; or NASH resolution + NAS ≥2 improvement w/o worsening of fibrosis Secondary endpoints • Fibrosis ≥1 stage improvement w/o worsening of NASH • Digital AI pathology Interim cohort F2 – 46.2% F3 – 53.8% Interim results released Nov 2022 Topline data released Jan 2024 Startup activities ongoing 2024 Enrollment completed Sep 2022 Phase 3 Fibrosis endpoint - human 21 ^d dK^/^ /E&> DD d/KE >/WKdKy/ /dz &/ ZK^/^ D d K>/ , >d, >ŝǀĞƌ &Ăƚ ; DZ/ Ͳ W && Ϳ WZK Ͳ ϯ >& < Ͳ ϭϴ ĞƌĂŵŝĚĞƐ >d > > &'& Ϯϭ E/& E^d d

We Believe Denifanstat is Differentiated in the Evolving NASH Landscape Mechanism FASN inhibitors THRß A gonists FGF - 21 GLP - 1 agonists PPAR agonists ACC inhibitors FXR agonists Category DNL pathway Nuclear receptor Growth factor GLP - 1 Nuclear receptor DNL pathway Nuclear receptor Route Oral Oral Injectable Injectable Oral Oral Oral Status Phase 2 complete Phase 3 complete Phase 2 complete Phase 2 complete Phase 3 ongoing Phase 2 complete Phase 3 complete Challenges • Pivotal Phase 3 clinical study • Selectivity for beta isoform critical to avoid potential heart and bone safety issues • Injectable • Nausea and diarrhea • Potential neutralizing antibodies • Higher expected COGS • GI side effects including nausea • Lack of fibrosis improvement to date • Weight gain, edema, GI side effects, anemia • Combinations only • MOA causes triglyceride increases • Lack of fibrosis improvement as monotherapy • Mixed results from several programs • MOA causes pruritus and LDL - cholesterol increases 22

Precision Medicine: Blood Tests May Lead to Improved Patient Outcomes 1 Signature has 6 metabolites: ursodeoxycholic acid, DL - 2 - aminocaprylic acid, sarcosine, glycoursodeoxycholic acid, D( - ) - 2 - aminobutyric acid, PC(0 - 18:0/22:4). Accuracy 79%, PPV 88%, NPV 63%. Blood test for predictive marker denifanstat denifanstat • NASH is a multi - faceted disease and patients may benefit from being matched with optimal treatments • Two approaches using blood tests are undergoing further evaluation • Drug response: 1 - 2 months after taking drug, tripalmitin identifies patients responding to drug treatment • Predictive marker: before taking drug, signature of 6 blood metabolites enriches for responders 1 Blood test for drug response (e.g. tripalmitin) Clinical response rate denifanstat Clinical response rate On - treatment 1 - 2 months Pre - treatment 21

Strong Monotherapy Opportunity for Denifanstat in NASH Expansion as backbone of combinations Illustrative potential combo mechanisms FXR GLP - 1, PPAR, FGF21 DGAT2 →→ThR HSP47, integrins NLRP3 Chemokines, ARO - HSD x Oral, once - daily tablet ideal for chronic administration • Tablets generally more affordable than complex biologics x Potential to treat broad patient population • Including those with thyroid challenges x Novel mechanism that acts directly upon liver x Encouraging safety profile to date Denifanstat data support success as first line monotherapy • Denifanstat’s potential x Complementary to other mechanisms x Potential for fixed dose combinations with other oral medications x Preclinical combination studies ongoing • NASH agents: anti - fibrotic, other metabolic agents • Co - morbidities: diabetes and other cardiovascular agents Broaden market opportunity through combinations with denifanstat as backbone 22

Additional Expansion Opportunities in NASH • Compensated cirrhotic patients (NASH F4) • Denifanstat directly targets stellate cells • Hepatocytes continue to be functional, and patients frequently have increased liver fat • Next steps • Characterize PK profile in patients with impaired hepatic function – Phase 1 results in 1Q 24 • Positive impact on fibrosis in FASCINATE - 2 • Phase 2b/3 trial in NASH - F4 • Pediatric NASH • 23% of children with NAFLD have NASH at the time of diagnosis • Next steps • Compile safety data across all denifanstat studies in young adults including FASCINATE - 2 • Nonclinical toxicology study in juvenile animals – plan to initiate in 2024 • Phase 2 trial in pediatric NASH 1 Estes, et al. 2018; http://dx.doi.org/10.1016/j.jhep.2018.05.036 F 4 compensated and decompensated 23 Cirrhosis 1

Other Indications 24

FASN Hyper - Activity Plays a Key Role in Multiple Diseases Beyond NASH Cancer cell Membrane synthesis, intracellular signaling, protein modification FASN in cancer 1. Supports tumor survival 2. Enables tumor proliferation 3. Establishes resistance to drugs FASN in NASH 1. Drives steatosis 2. Activates pro - inflammatory cells 3. Activates stellate cells leading to fibrosis Sebocyte Sebum production FASN in acne 1. Sebum production 2. Sebum composition 25

DNL Pathway Plays a Role in the Pathogenesis of Acne • Acne is associated with excess sebum production by sebocyte cells in the skin • Acne resolution is associated with reduced sebum production • Sebocytes upregulate and rely on DNL/FASN to make sebum • >80% of key sebum lipids such as palmitate and sapienic acid produced by DNL/FASN => FASN inhibition has potential therapeutic application Esler et al., Sci. Transl. Med.11, eaau8465 (2019). Figure adapted from kidshealth.org Phase 2 – acne by Ascletis in China Phase 1 – sebum analysis by Sagimet Positive topline results announced May 2023 • Denifanstat inhibited lipogenesis in skin • Dose - dependent • Proof of mechanism • 12 - week trial in moderate to severe acne • 179 pts randomized to 25/50/75 mg denifanstat and placebo • Endpoints: % change from baseline in lesion count and/or IGA score decreased by ≥ 2 • Phase 3 study commenced in Q4 2023 • Met primary and secondary endpoints • Well - tolerated • IND 1H 2024 filing planned 26

FASN is Integral to Tumor Cell Proliferation and Survival Reprogramed metabolism is one of the hallmarks of cancer • Certain cancers are dependent on DNL/FASN for proliferation especially downstream of driver oncogenes • eg. KRASM in non - small cell lung cancer (NSCLC) • Strategy – > exploit this vulnerability using FASN inhibition in the combination setting to cause death Dietary fatty acids cannot compensate for de novo synthesized palmitate Specific oncogenic drivers are FASN - dependent Prevents lipid peroxidation and stress induced death Palmitate RTK e.g. MET, VEGFR Saturated fatty acids for lipid rafts and membranes Protein modification and localization/ function Receptor localization and signaling Acetyl - CoA Malonyl - CoA pS6 mTOR AKT PI3K KRAS - 4A B - tubulin WNT Lipid rafts FASN Completed Phase 1 provides foundation • 136 patients received denifanstat • Heavily pretreated Phase 1 population • Recommended Phase 2 dose defined • Promising clinical activity consistent with proposed mechanism • KRASM NSCLC patients had significantly longer duration on study with denifanstat than KRASWT (p<0.02), and 91% KRASM had stable disease FASN - dependence 27

FASN - Dependent Tumor Types Identified that Meet Core Criteria Program focused on 4 selected tumor types Preclinical ongoing • Combination with KRAS inhibitor in mouse models x Encouraging Phase 1 results with denifanstat Translational ongoing • Patient selection bioinformatics x Positive preclinical results Phase 1 pending start • Investigator Sponsored Trial at Weill Cornell, in combination with enzalutamide x Positive preclinical results Phase 3 ongoing • By Ascletis in China, in combination with bevacizumab x Positive Phase 2 investigator sponsored trial results NSCLC KRASM HCC FASN - dependent Prostate FASN - dependent GBM If positive, favor clinical collaboration with a KRASM industry partner If patient selection is tractable, Sagimet would sponsor a clinical study Phase 1 results will inform clinical decision by Sagimet Phase 3 results will inform clinical decision by Sagimet x FASN - dependent mechanism x Preclinical or clinical POC shown x Unmet clinical need x Tractable clinical path including patient selection Core criteria Tumor type Status Next milestone GBM (glioblastoma), HCC (hepatocellular carcinoma), KRASM (mutant KRAS), NSCLC (non small cell lung cancer) 28

Strong Financial Position and Intellectual Property Portfolio Financial highlights Nasdaq: SGMT x Upsized IPO completed in July 2023 raised $96.4 million of gross proceeds x Cash and equivalents expected to fund current operations into the first quarter of 2025 Strong patent estate x Composition of matter for denifanstat: 2032 x Issued in all key commercial territories x Opportunities to lengthen exclusivity via Hatch - Waxman and synthesis/formulation applications 31

Therapeutic Area Stage of Development Indication Expected Milestone / Status Preclinical Phase 1 Phase 2 Phase 3 Metabolic disease • Phase 2b successfully completed NASH - F2/F3 • Phase 1 hepatic impairment results 1Q 2024 Dermatology Acne • IND 1H 2024 filing planned • Phase 3 clinical study initiated 4 Q 2023 * Oncology Solid tumors • Patient selection and trial design in FASN - dependent tumor types ongoing Recurrent glioblastoma ( GBM ) • Phase 3 enrollment of 120 patients achieved in 3Q 2023; interim analysis planned * Development Pipeline : Indications and Clinical Milestones 32 * Trials conducted in China by Ascletis, who has licensed development and commercialization rights to all indications in Greater China TVB - 2640 TVB - 2640 TVB - 2640 (ASC40) TVB - 2640 (ASC40) TVB - 3567